RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES	9 Months Ended
Sep. 30, 2022
Receivables [Abstract]
RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES	RECEIVABLES AND ALLOWANCES FOR CREDIT LOSSES
Trade Receivables
Trade receivables as of September 30, 2022 and December 31, 2021 were $567.9 million and $719.1 million, net of allowances for credit losses of $19.8 million and $22.1 million, respectively. Trade receivables are also recorded net of allowances for sales deductions under the scope of Accounting Standards Codification (“ASC”) 606, Revenue from Contracts with Customers.
As a result of Dole’s robust credit monitoring practices, the industry in which it operates and the nature of its customer base, the credit losses associated with trade receivables have historically not been significant in comparison to net revenue. The allowance for credit losses on trade receivables is measured on a collective pool basis, when the Company believes similar risk characteristics exist among customers. Trade receivables that do not share similar risk characteristics are evaluated on a case-by-case basis. Dole estimates expected credit losses based on ongoing monitoring of customer credit, macroeconomic indicators and historical credit losses based on customer type and geographic region.
A rollforward of the allowance for credit losses for trade receivables was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$(22,064)
Additional provisions in the period	(7,736)
Write-offs	2,428
Recoveries of amounts previously reserved	4,292
Disposals of subsidiaries	36
Balance sheet reclassifications	741
Foreign exchange impact	2,502
Balance as of September 30, 2022	$(19,801)
Dole utilizes third-party trade receivables sales arrangements to help manage its liquidity. Certain arrangements contain recourse provisions in which Dole’s maximum financial loss is limited to a percentage of receivables sold under the arrangements. On May 23, 2022, Dole entered into a new three-year committed trade receivables arrangement with recourse provisions. The maximum amount of receivables that can be sold under the new arrangement at any time is $255.0 million. Dole derecognizes the sold receivables from the consolidated balance sheets, as it accounts for the transfers as sales under ASC 860, Transfers and Servicing. Upon the execution of the new arrangement and initial derecognition of sold receivables, the Company received total gross cash proceeds $206.9 million, of which $39.3 million was used to repay certain terminated facilities as a result of the new agreement.
As of September 30, 2022, the Company had derecognized trade receivables under non-recourse facilities and facilities with recourse provisions of $9.9 million and $212.6 million, respectively. As of December 31, 2021, the Company had derecognized trade receivables under non-recourse facilities of $54.8 million. The fees associated with the securitization of such receivables are recorded in interest expense in the consolidated statements of operations. The Company continues to service sold receivables, and the fair value of any resulting servicing liability is immaterial.
Grower Advances
The Company makes both cash advances and material advances to third-party growers for various production needs on the farms, including labor, fertilization, irrigation, pruning and harvesting costs. Some of these advances are secured by collateral owned by the growers.
Grower advances are categorized as either working capital advances or term advances. Working capital advances are made to the farmers during a normal growing cycle for operating costs. These advances are short-term in nature and are intended to be repaid with excess cash proceeds from the current crop harvest. Short-term grower loans and advances, whether secured or unsecured, are classified as grower advance receivables, net, in the consolidated balance sheets.
Term advances are made to allow the grower to make capital improvements to the land or prepare it for development. These advances are long-term in nature and may bear interest. Accrued interest on these arrangements has not historically been significant to the financial statements. These advances usually do not have defined repayment terms but are payable over the term of the supply agreement with excess cash proceeds from the crop harvest, after payment of any outstanding working capital advances. The term of the supply agreement is generally five to ten years. Term advances are classified as other assets in the consolidated balance sheets.
The following table summarizes growers advances as of September 30, 2022 and December 31, 2021 based on their credit risk profile:

	September 30, 2022		December 31, 2021
	Short-Term	Long-Term	Short-Term	Long-Term

	(U.S. Dollars in thousands)
Secured gross advances to growers and suppliers	$84,522	$15,187	$49,919	$11,456
Allowance for secured advances to growers and suppliers	(7,723)	(1,911)	(5,512)	(1,735)
Unsecured gross advances to growers and suppliers	75,214	667	32,037	1,358
Allowance for unsecured advances to growers and suppliers	(2,927)	(634)	(4,094)	(742)
Net advances to growers and suppliers	$149,086	$13,309	$72,350	$10,337
Of the $162.4 million and $82.7 million of net advances to growers and suppliers as of September 30, 2022 and December 31, 2021, $6.6 million and $7.0 million, respectively, was considered past due.
Dole monitors the collectability of grower advances through periodic review of financial information received from growers. The allowance for credit losses for grower advances is monitored by management on a case-by-case basis considering historical credit loss information for the grower, the timing of the growing season and expected yields, the fair value of the collateral, macroeconomic indicators, weather conditions and other miscellaneous contributing factors. Dole generally considers an advance to a grower to be past due when the advance is not fully recovered by the excess cash proceeds on the current year crop harvest, or the advance is not repaid by the excess cash proceeds by the end of the supply term agreement.
A rollforward of the allowance for expected credit losses related to grower loans and advances was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$(12,083)
Additional provisions in the period	(4,597)
Write-offs	1,148
Recoveries of amounts previously reserved	993
Balance sheet reclassifications	1,099
Foreign exchange impact	245
Balance as of September 30, 2022	$(13,195)
Other Receivables
Other receivables primarily comprise receivables from government and tax authorities and non-trade receivables from customers, suppliers or other third parties. Based on the nature of these agreements, the timing of collections is dependent on many factors, including negotiation, government legislation and the timing of settlement of the contract or arrangement. These receivables are generally not interest bearing. Historical write-offs related to these receivables are not significant.
Other receivables as of September 30, 2022 and December 31, 2021 were $175.8 million and $150.7 million, net of allowances for credit losses of $27.7 million and $24.2 million, respectively. Current and non-current balances of other receivables are included in other receivables, net, and other assets, respectively, in the consolidated balance sheets. The allowance for credit losses for other receivables is determined by individual receivable based on the repayment profile of each receivable over a three year period and any corresponding historical credit losses that have been experienced during that period. The historical loss rates are adjusted to reflect current and forward-looking information available related to the ability of the third-party debtor to repay the balance.
A rollforward of the allowance for expected credit losses related to other receivables was as follows:

Amount
(U.S. Dollars in thousands)
Balance as of December 31, 2021	$(24,191)
Additional provisions in the period	(4,165)
Write-offs	433
Recoveries of amounts previously reserved	828
Disposals of subsidiaries	7
Balance sheet reclassifications	(1,099)
Foreign exchange impact	501
Balance as of September 30, 2022	$(27,686)